Federated U.S. Government Securities Fund: 2-5 Years

CLASS R SHARES (TICKER FIGKX)
INSTITUTIONAL SHARES (TICKER FIGTX)
SERVICE SHARES (TICKER FIGIX)

SUPPLEMENT TO summary PROSPECTUS DATED MARCH 31, 2012

During extreme market conditions such as a zero yield environment, the Fund will be able to invest in government mortgage-backed securities as a temporary investment effective on or about August 17, 2012. The government mortgage-backed securities in which the Fund may invest are anticipated to be government mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Accordingly, under the heading entitled, “What are the Main Risks of Investing in the Fund?,” please add the following:

  “Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.”

June 28, 2012

Federated U.S. Government Securities Fund: 2-5 Years
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451275 (6/12)